UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2019

REGEN BIOPHARMA, INC.

(Exact name of small business issuer as specified in its charter)

Nevada	45-5192997
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Commission File No. 333-191725

4700 Spring Street, St 304, La Mesa, California 91942

(Address of Principal Executive Offices)

(619) 702 1404

(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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As used herein, the term “Company,” “us,” “we” and “our” refers to Regen BioPharma, Inc., a Nevada corporation and its subsidiaries.

Item 7.01.  Regulation FD Disclosure.

This is Amendment No. 1 to our Form 8-K that we filed with the Securities and Exchange Commission on May 8, 2019 (the “Prior Form 8-K”). The purpose of this Amendment No. 1 is to further confirm and expand on the disclosures set forth in the Prior Form 8-K as follows:

•	The press release referenced in the Prior Form 8-K and stating that the Company had initiated a reverse merger with Aregen Bioscience Inc. (the “Press Release”) is entirely a false and misleading press release that contains serious material factual misrepresentations.

•	We have not had, as of this date, any discussions, negotiations, or any dealings with Aregan Bioscience, Inc. or any representatives of that company or any other persons regarding any business combination including, but not limited to, a reverse merger or acquisition.

•	We do not know who or why anyone would publish and disseminate such false and misleading statements regarding the Company and its affairs.

•	We have no relationship with any of the persons who prepared, published, and disseminated the Press Release.

•	We did not participate in the preparation and the dissemination of the Press Release, we were not asked to participate in the preparation and dissemination of the Press Release and we had no basis to believe or anticipate that any such Press Release was being issued, disseminated, and otherwise published.

•	We did not authorize that press release and we had no expectation that any such press release was to be published or disseminated by anyone.

•	We are entirely appalled by the actions of those who prepared and published the Press Release and we caution our stockholders and others to remain vigilant in disregarding suspicious public statements and other published “press releases” claiming to disclose our affairs unless there is a clear basis to confirm that the statements and press releases have been issued by us.

As appropriate, we may take further action to ensure that our stockholders and the market fully understand that we remain vigilant in upholding and conducting our affairs consistent with best practices and the requirements of the law.

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Item 8.01.  Other Events

This is Amendment No. 1 to our Form 8-K that we filed with the Securities and Exchange Commission on May 8, 2019 (the “Prior Form 8-K”). The purpose of this Amendment No. 1 is to further confirm and expand on the disclosures set forth in the Prior Form 8-K as follows:

•	The press release referenced in the Prior Form 8-K and stating that the Company had initiated a reverse merger with Aregen Bioscience Inc. (the “Press Release”) is entirely a false and misleading press release that contains serious material factual misrepresentations.

•	We have not had, as of this date, any discussions, negotiations, or any dealings with Aregan Bioscience, Inc. or any representatives of that company or any other persons regarding any business combination including, but not limited to, a reverse merger or acquisition.

•	We do not know who or why anyone would publish and disseminate such false and misleading statements regarding the Company and its affairs.

•	We have no relationship with any of the persons who prepared, published, and disseminated the Press Release.

•	We did not participate in the preparation and the dissemination of the Press Release, we were not asked to participate in the preparation and dissemination of the Press Release and we had not basis to believe that any such Press Release was being issued, disseminated, and otherwise published.

•	We did not authorize that press release and we had no expectation that any such press release was to be published or disseminated by anyone.

•	We are entirely appalled by the actions of those who prepared and published the Press Release and we caution our stockholders and others to remain vigilant in disregarding suspicious public statements and other published “press releases” claiming to disclose our affairs unless there is a clear basis to confirm that the statements and press releases have been issued by us.

As appropriate, we may take further action to ensure that our stockholders and the market fully understand that we remain vigilant in upholding and conducting our affairs consistent with best practices and the requirements of the law.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGEN BIOPHARMA, INC.

Date: May 9, 2019	By: /s/ David Koos
David Koos, CHief Executive Officer

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